                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[_]  PRELIMINARY PROXY STATEMENT
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  DEFINITIVE PROXY STATEMENT
[_]  DEFINITIVE ADDITIONAL MATERIALS
[_]  SOLICITING MATERIAL UNDERSS. 240.14A-12


                                  IEXALT, INC.
             ------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             ------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[_] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.


(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:


     ------------------------------------------------------

(2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:


     ------------------------------------------------------

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):


     ------------------------------------------------------


(4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:


     ------------------------------------------------------

(5) TOTAL FEE PAID:


     ------------------------------------------------------

[_] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[_] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1) AMOUNT PREVIOUSLY PAID:


     ------------------------------------------------------

(2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:


     ------------------------------------------------------

(3) FILING PARTY:


     ------------------------------------------------------

(4) DATE FILED:


     ------------------------------------------------------

                                  IEXALT, INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 22, 2002

                                 ---------------


To Our Stockholders:

      You are invited to attend our annual meeting of stockholders to be held at our offices located at 12000 Aerospace Ave., Suite 375, Houston, Texas, 77034, on March 22, 2002, at 8:00 a.m., Central Standard Time. The purpose of the meeting is to vote on the following proposals:

      PROPOSAL 1. To elect seven directors to serve for a one-year term and until their successors are elected and qualified.

      PROPOSAL 2. To approve the increase of the number of authorized common shares, par value of five cents ($0.05), to 100,000,000 shares.

      PROPOSAL 3. To amend the 1998 Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal five percent (5%) of the authorized common shares.

      PROPOSAL 4. To amend the Directors' Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal one percent (1%) of the authorized common shares and so that stock option grants for each Director totals 5,000 shares annually.

      PROPOSAL 5. To ratify the selection of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2002.

      PROPOSAL 6. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

      The record date for the annual meeting is February 5, 2002. The Company declared a 50:1 reverse stock split and mandatory certificate exchange, effective as of December 28, 2001. Only stockholders of record who have tendered their certificates for exchange as of February 5, 2002 are entitled to notice of and to vote at the annual meeting.

      YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (ATLAS STOCK TRANSFER CORPORATION) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Donald W. Sapaugh
                                      Donald W. Sapaugh
                                      Chairman/Chief Executive Officer

February 18, 2002
Houston, Texas

                                 PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 22, 2002


IEXALT, INC.
12000 AEROSPACE AVE.
SUITE 375
HOUSTON, TEXAS 77034

      The board of directors is soliciting proxies to be used at the 2002 annual meeting of stockholders to be held at our offices located at 12000 Aerospace Ave., Suite 375, Houston, Texas, 77034, on March 22, 2002, at 8:00 a.m., Central Standard Time. This proxy statement, accompanying proxy, and annual report to stockholders for the fiscal year ended August 31, 2001, are first being mailed to stockholders on or about February 18, 2002. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute part of this proxy statement except to the extent that any part thereof is incorporated by reference in this proxy statement.

WHO CAN VOTE

      The Company declared a 50:1 reverse stock split and mandatory certificate exchange as of December 28, 2001. Only stockholders of record as of the close of business on February 5, 2002, who have tendered their certificates for exchange as of February 5, 2002, are entitled to notice of and to vote at the annual meeting. Even though, as of February 5, 2002, we had outstanding 1,407,225 shares of common stock (after adjusting for the fifty to one (50:1) reverse stock split) there were only 904,207 shares of the post reverse split common stock that had been physically issued to record holders pursuant to the mandatory exchange. Common stock that has been issued in the mandatory exchange is the only outstanding class of stock entitled to vote. Each stockholder of record on the record date is entitled to one vote for each share of common stock held.

      In accordance with our amended and restated bylaws, a list of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time, at our principal executive offices listed above.

HOW YOU CAN VOTE

      Shares of common stock cannot be voted at the annual meeting unless the holder of record is present in person or by proxy. All stockholders are urged to complete, sign, date and promptly return the proxy after reviewing the information contained in this proxy statement. Valid proxies will be voted at the annual meeting and at any postponements or adjournments thereof as you direct in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for the Board of Directors set forth in this proxy statement, FOR the increase in authorized common shares set forth in this proxy statement, FOR the amendment to the 1998 Stock Option Plan set forth in this proxy statement, FOR the amendment to the Directors' Stock Option Plan set forth in this proxy statement, and FOR the ratification of the selection of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2002 set forth in this proxy statement. The persons authorized under the proxies will vote upon such other business as may properly come before the annual meeting in accordance with their best judgment.

REVOCATION OF PROXIES

      You may revoke your proxy at any time prior to the start of the annual meeting in three ways:

      (1) by delivering a written notice of revocation to our corporate Secretary, 12000 Aerospace Ave., Suite 375, Houston, Texas 77034;

      (2)   by submitting a duly executed proxy bearing a later date; or

      (3) by attending the annual meeting and expressing the desire to vote your shares in person.

      Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote in person at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by the board of directors. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.

REQUIRED VOTE

      The presence, in person or represented by proxy, of the holders of a majority of the common shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to elect directors. All of the nominees for director served as our directors during all or part of 2001. Abstentions and broker non-votes are not counted for purposes of the election of directors but have the effect of a vote against the nominee since they are counted as part of the quorum.

      The affirmative vote of a majority of the common shares entitled to vote at the annual meeting is required to increase the number of authorized common shares. Abstentions and broker non-votes are not counted for purposes increasing the number of authorized common shares but have the effect of a vote against the increase since they are counted in the computation of the number of common shares entitled to vote at the meeting.

      The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to amend the 1998 Stock Option Plan. Abstentions and broker non-votes are not counted for purposes of revising the Employee Stock Option Plan but have the effect of a vote against the proposed amendment since they are counted as part of the quorum.

      The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to amend the Directors' Stock Option Plan. Abstentions and broker non-votes are not counted for purposes of revising the Employee Stock Option Plan but have the effect of a vote against the proposed amendment since they are counted as part of the quorum.

      The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to approve the selection of auditors. Abstentions and broker non-votes are not counted for the approval of auditors but have the effect of a vote against the selection of auditors since they are counted as part of the quorum.

PROXY EXPENSES

      The expense of preparing, printing and mailing proxy materials to our stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and regularly engaged employees, none of whom will receive additional compensation therefor.

      In accordance with SEC regulations, we will reimburse brokerage houses, nominees and other similar record holders for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of our common shares.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      Our amended bylaws provide that the board of directors will consist of not less than three nor more than nine directors, as determined from time to time by resolution of the board. The board of directors has set the number of directors at seven, all of whom are to be elected at the annual meeting. Each director will serve until the next annual meeting and until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.

      We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the board of directors, unless a contrary instruction is given in the proxy.

      Each stockholder of record is entitled to cast one vote for each share of common stock held on February 5, 2002, which has been exchanged for a share represented by a new certificate pursuant to the 50:1 reverse split and mandatory certificate exchange effective as of December 28, 2001. The majority vote of the shares represented in person or by proxy at the annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

      The persons nominated to be directors are listed below. All of the nominees listed below are currently directors.

      During fiscal year 2001, the board of directors held seven regular or special meetings and completed seven unanimous written consents in lieu of meetings. No director attended less than 75% of the meetings held by the board of directors and the committees on which he served after becoming a director.

      The following information as of January 31, 2002, is submitted concerning the nominees named for election as directors:


      NAME                     AGE                    POSITION WITH IEXALT
     ------                   -----                  ----------------------
Donald W. Sapaugh              42             Chairman, Chief Executive Officer, President
Hunter M. A. Carr              53             Director
Victoria R. A. Carr            46             Director
Morris H. Chapman              60             Director, Chairman of Compensation Committee
Dane B. West                   46             Director, Chairman of Audit Committee
Raymond Corson                 56             Director
James A. Ryffel                42             Director



      DONALD W. SAPAUGH has served as Director and President since August 30, 1999. He became Chairman and Chief Executive Officer on September 13, 2000. Mr. Sapaugh served as the President and Chief Executive Officer of PremierCare, L.L.C. from 1996 to November 2001. PremierCare provides health care services to senior citizens and was acquired by the Company in July, 2000 and was subsequently sold in November 2001. Mr. Sapaugh served as the President and Chief Executive Officer of Rapha Treatment Centers
("Rapha") for ten years until the company was sold in 1996. During this period, Mr. Sapaugh created numerous organizations that provided ministry and services to tens of thousands of churches, non-profit ministries, Christian artists, denominations and key individuals. After leaving Rapha, Mr. Sapaugh co-founded OnePlace, LLC, a Christian Internet company that is now owned by Salem Communications. In addition to his other duties, Mr. Sapaugh also serves as the President of the International Christian Internet Association. Mr. Sapaugh serves on many Christian ministry boards, has authored three books and is a frequent speaker.

      HUNTER M. A. CARR served as Vice-Chairman of the board from August 30, 1999 until November 15, 1999. He returned to the Board as a Director on May 11, 2000. He founded the ITIS, Inc., formerly Internet Law Library, Inc., a public company, for which he has served as Chairman and CEO since July 1, 1999. Prior to that he served for over five years as the owner and Chief Executive officer of IT/IS, Inc., an automated litigation support company. Hunter M. A. Carr and Victoria R. A. Carr are married.

      VICTORIA R. A. CARR has served as a Director of the Company since November 15, 1999. She has been engaged within the business of antiques for several years and is an owner of an antique retail establishment.

      MORRIS H. CHAPMAN has served as a Director since August 30, 1999. Dr. Chapman became President and Chief Executive Officer of the Executive Committee of the Southern Baptist Convention, on October 1, 1992. He continues to serve in that position. He served as SBC president from 1990 to 1992 and has been president of the SBC Pastors' Conference (1986). He was a pastor for 25 years. Dr. Chapman is the Chairman of the non-profit International Christian Internet Association, Houston, Texas; a member of the Advisory Board of Directors, First American National Bank, Nashville, Tennessee; a member of the National Church Advisory Council, American Bible Society, New York, New York; and on the Executive Committee, Baptist World Alliance, McLean, Virginia. Dr. Chapman is a graduate of Mississippi College, Clinton, Mississippi. He has earned the Master of Divinity and Doctor of Ministry degrees and has also been awarded two honorary doctorate degrees. He is an author and has traveled and spoken extensively in the United States and overseas.

      DANE B. WEST has served as a Director since April 24, 2001. Mr. West is a co-founder of Crosswalk.com, a publicly traded Internet company serving the Christian market. Mr. West served as President of the Company from 1993 to 1998, which included the period during which the Company completed all of its early stage funding and its initial offering of securities to the public. Mr. West built and managed the sales organization, created new revenue models, and developed strategic relationships with ministry organizations and businesses that furthered the business and ministry objectives of the Crosswalk. Mr. West is an ordained minister with more than 15 years of ministry experience. His ministry background had a particular focus on families that included counseling, teaching, resource development, and church-wide family event planning. Mr. West also served as the Administrative Director to the Chaplain on the ATP men's professional tennis tour, in which he developed training materials and supported the ministry of the Chaplain. Prior to co-founding Crosswalk, Mr. West completed doctoral studies in educational administration at the University of Virginia. He also holds a M.A. in Christian Education and a B.S. in Biblical Studies.

      RAYMOND CORSON has served as a Director since August 13, 2001. Mr. Corson is a Board member and Senior Partner for Telecommunications, Internet Applications, and Electronic Commerce, Managing Director of Sunrise Valley Partners, an incubator for small start-ups, Board member of SoftCard Systems, Inc., a smart card technology firm, and Board member of NameTree, Inc., an Internet infrastructure company focused on DNS management and outsourcing. Mr. Corson was a key contributor in the strategy and execution of the highly successful initial public offering of Network Solutions. Mr. Corson has domestic and international experience working and consulting with firms such as Mitsubishi, Telefonica, Repsol-YPF, Iberdrola, and Unisys.

      JAMES A. RYFFEL has served as a Director since August 13, 2001. Mr. Ryffel is a founder and Chairman of the Board of Directors of Hispanic Television Network, Inc., the third largest and fastest growing Spanish-language television broadcaster in the United States. Under his leadership Hispanic Television Network has achieved growth and disciplined strategic plan necessary to allow HTVN's stellar management team to build the HTVN into a formidable broadcast and cable option in the coming years. Mr. Ryffel is the President and founding Partner of Woodcrest Capital, LLC, a Texas diversified venture finance firm that participates in strategic financing for the Media, entertainment, technology, software, healthcare, ranching, and real estate industries. He was a founding investor and former Director of Flashnet Communications, Inc., one of the largest Internet Service Providers in North America which was sold to Prodigy. Mr. Ryffel is a Director of Worth National Bank and a member of the Board of Trustees for Texas Christian University. Mr. Ryffel holds a B.B.A. Degree, M.B.A. Degree, and Ranch Management Degree from Texas Christian University.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL ONE.

COMMITTEES OF THE BOARD OF DIRECTORS

      The board of directors has an Executive Committee, a Compensation Committee, and an Audit Committee but not a Nominating Committee.

EXECUTIVE COMMITTEE

FUNCTIONS:                    Serves in the event the board of directors must
                              take action at a time when convening a meeting of the entire board of directors is not feasible. May exercise all of the authority of the board of directors in the business and affairs of iEXALT with certain limited exceptions.

MEMBERS:                      Donald W. Sapaugh, Hunter M. Carr, and Morris H.
                              Chapman

NUMBER OF MEETINGS IN 2001:   No formal regular or special
                              meetings; two unanimous written consents in lieu of meeting.

COMPENSATION COMMITTEE

FUNCTIONS:                    Reviews annual salaries and bonuses and determines
                              the recipients of, and the time of granting of, stock options. Determines the exercise price of each stock option and the number of shares to be issued upon the exercise of each stock option.

MEMBERS:                      Morris H. Chapman, Hunter M. Carr, and Donald W.
                              Sapaugh

NUMBER OF MEETINGS IN 2001:   No formal regular or special meetings.

AUDIT COMMITTEE

FUNCTIONS:                    Reviews proposals from our independent auditors
                              regarding annual audits. Recommends the engagement or discharge of the auditors. Reviews recommendations of the auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices.
                              Reviews the scope of the annual audits. Approves or disapproves each professional service or type of service other than standard auditing services to be provided by the auditors. Reviews and discusses the unaudited quarterly and audited annual financial statements with the auditors.


MEMBERS: Dane B. West, Raymond Corson, Morris H. Chapman, and Victoria R. A. Carr

NUMBER OF MEETINGS IN 2001:   One formal regular meeting.

DIRECTOR COMPENSATION

      Directors receive $1,000 for attendance at meetings of the Board of Directors and $500 for telephonic participation, plus reimbursement for reasonable business expenses. In addition, the Directors received 1,500 shares of the Company's common stock and were granted stock options totaling 1,000 each. The options are fully vested and have a term of three years. Directors that served on the Executive Committee were granted 5,000 stock options with a term of three years and an exercise price equal to 110% of the lowest reported closing price within the three days prior to the date of grant.

EXECUTIVE OFFICERS

NAME                        AGE         TITLE
----                        ---         -----
Donald W. Sapaugh           42          Chairman, Chief Executive Officer, President
Russell Ivy                 35          Executive Vice President, Chief Operating Officer
Chris L. Sisk               45          Executive Vice President, Chief Financial Officer



      DONALD W. SAPAUGH -- Set forth under "Proposal One--Election of
Directors."

      RUSSELL IVY has served as Executive Vice President and Chief Operating Officer since March 1, 2001. Mr. Ivy provides technical and operational talents developed over his 19 years of experience in the financial services and consulting marketplace. He has been involved in the design, startup, operations, and implementation of numerous corporations ranging from small financial services corporations to multi-million dollar publicly traded corporations. Mr. Ivy's last seven years have been focused on providing financial and operational consulting services to both private and public companies that have varied in scope from preparing business plans to providing full merger/acquisition and implementation assistance. Mr. Ivy holds a degree from Texas Tech University in International Economics.

      CHRIS L. SISK has served as Executive Vice President and Chief Financial Officer since December 1, 2000. Mr. Sisk brings more than 25 years of experience in corporate finance, accounting, systems, and administration to iExalt. He was most recently vice president-finance and chief financial officer of Quintana Petroleum Corporation, where he held management positions in accounting and finance for the past 20 years. Mr. Sisk was a Founder, Vice President, and Chief Financial Officer of a startup Internet company that provided technical and management consulting to a number of clients from small private entities to large multi-billion dollar companies. He has been involved in the analysis, design, development, and implementation of many systems related efforts. Mr. Sisk holds a M.S.M. degree in management, computing, and systems from Houston Baptist University and a B.B.A. from the University of Houston.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table summarizes the compensation we paid to the chief executive officer and the most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                              ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                                   ---------------------------------------------   -----------------------------
                                                                                                    SECURITIES         ALL
NAME AND                             FISCAL                                        OTHER ANNUAL     UNDERLYING        OTHER
PRINCIPAL POSITION                    YEAR            SALARY            BONUS      COMPENSATION      OPTIONS       COMPENSATION
------------------                  --------       -----------       -----------  --------------   -------------  --------------
Donald W. Sapaugh (*)                 2001           204,000                --           -              -              --
Chairman and Chief                    2000            54,000                --           -              -              --
Executive Officer                     1999             2,000                --           -              -              --

Russell Ivy                           2001            65,000            45,806           -              -              --
Exec Vice President/                  2000                --                --           -              -              --
Chief Operating Officer               1999                --                --           -              -              --

Chris L. Sisk                         2001            86,667            47,141           -              -              --
Exec Vice President/                  2000                --                --           -              -              --
Chief Financial Officer               1999                --                --           -              -              --



      (*) The company's subsidiary PremierCare, LLC funded salary during fiscal year 2001 and 2000 of $180,000 and $30,000, respectively.

      The bonus payment provided to Mr. Russell Ivy was in the form of 8,894 unregistered shares of the Company's common stock valued with the discounted market price on July 20, 2001. The bonus payment provided to Mr. Chris L. Sisk was in the form of 6,894 shares of the Company's unregistered common stock valued with the discounted market price on July 20, 2001 and 2,000 shares of the Company's unregistered common stock valued at $11,635 for specific services provided.

OPTION GRANTS

      The Company did not grant compensation in the form of stock options to the chief executive officer or the other executive officers listed within the Summary Compensation Table during fiscal year 2001. The Company has no outstanding unexercised stock options granted for compensation to any executive officer. The chief executive officer and the other executive officers listed in the Summary Compensation Table did not exercise any stock options during the last fiscal year. The Company did not provide compensation awards under any long-term incentive plan in fiscal year 2001.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

      Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Security Exchange Act of 1934, the following report of the Audit Committee shall not be deemed to be soliciting material or incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

      With respect to fiscal 2001, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditor's independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001 for filing with the Securities and Exchange Commission.

      The directors who served on the committee at the conclusion of the fiscal year ended August 31, 2001, are "Independent" for purposes of Sections 303.01
(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. That is, the Board of Directors has determined that no member of the committee has a relationship to the Company that may interfere with our independence from the Company and its management.

      During fiscal 2001, the Board of Directors adopted the written Audit Committee Charter, as presented in Appendix A.

      Respectfully submitted,

      Dane B. West, Chairman
      Raymond Corson
      Morris H. Chapman
      Victoria R. A. Carr


                              CERTAIN TRANSACTIONS

      On February 4, 1999, the Company acquired intellectual property relating to the concept, design and market for an online reference library from Morris Chapman, a director, for 15,000 shares of common stock.

      On May 31, 1999, iExalt Inc., a Texas corporation (iExalt-Texas) acquired the assets and customers of a Houston, Texas ISP owned by AgroSource, Inc. and Hunter Community Interests, Ltd. for 60,000 shares of common stock from a Director, Hunter Carr, and iExalt-Texas'

Chairman, Jack Tompkins. As part of this acquisition, iExalt-Texas assumed a non-interest bearing note to Jack Tompkins for $350,000 that becomes payable on demand at such time that iExalt - Texas', net assets are equal to or exceed $5,000,000. Mr. Tompkins resigned his position effective September 13, 2000.

      On June 29, 1999, the Chairman of the Company, Jack Tompkins, purchased 45,000 shares of iExalt-Texas' common stock for cash of $500,000 and agreed to furnish executive services to the company for twelve months. The services of the Chief Operating Officer were provided under this agreement. In accordance with generally accepted accounting principles, the Company recorded a non-cash expense for the estimated value of $10,000 per month. Mr. Tompkins resigned his position effective September 13, 2000.

      On July 11, 2000, the Company acquired all of the member interests in PremierCare LLC, a limited liability company engaged in the delivery of healthcare counseling services for senior citizens at hospitals. The former beneficial owners of PremierCare LLC received 10,800 shares of iExalt common stock at closing and 18,000 additional shares to resolve outstanding issues during August, 2001. Donald Sapaugh, a Director and President of the Company, is also the President and Chief Executive Officer of PremierCare and was a 22.8 % indirect owner of PremierCare. Mr. Sapaugh abstained from the discussions and approval of the transaction by the Company's Board of Directors. Effective November 30, 2001, we sold all of the assets of PremierCare LLC.

      All the outstanding stock of CleanWeb, Inc. ("Clean Web"), a national filtered ISP with approximately 6,000 users, was acquired on October 24, 2000, for 46,260 shares of the Company's common stock. The Company combined the operations of CleanWeb and its filtered ISP. Ted Parker was the owner of CleanWeb, Inc. and as a result of the CleanWeb acquisition became an owner of more than 5% of the Company's common stock, at the time of the transaction. Effective May 31, 2001, we sold all of the assets of CleanWeb, Inc.

      On dates ranging from January 11, 2000, to February 3, 2000, the Company granted options to purchase 9,000 shares (after giving effect to the 50:1 reverse split effective December 28, 2001) at $90.00 per share to J. Tompkins, the Chief Executive Officer, in connection with no-interest loans he made or bank loans that he guaranteed for the Company. These options vested immediately. The Company treated the implied value paid for these options ($92,000) when he lent money to the Company, as interest expense and therefore these options were not considered to be compensation. Mr. Tompkins resigned his position effective September 13, 2000.

        On February 23, 2001, the Company agreed to a $6,000,000 capital investment by Woodcrest Capital II Limited Partnership of which James A. Ryffel is a principal. The initial funding was agreed to total $1,000,000 and the nature of which was monthly advances of $100,000 that would be repaid within six months from date of issue with interest at 11% in either cash or shares of the Company's common stock. As additional consideration, the Company issued warrants totaling 216,250 shares at an exercise price of $8.00 related to the first $1,000,000 lent. The warrants are vested and have a five-year term. As of May 31, 2001, the Company had received $500,000 in cash advances from Woodcrest Capital II Limited

Partnership. The remaining installments of the initial funding have not been forwarded and the Company continues to work with Woodcrest to obtain the agreed funding balance of the initial $1,000,000. Due to current economic conditions, the remaining installments may not be funded. The Company provided 120,014 restricted shares of common stock to Woodcrest in repayment of the advances totaling $500,000 with interest. Mr. Ryffel agreed to join the Company's Board of Directors effective August 13, 2001.

      On March 1, 2001, the Company entered into a consulting agreement with The West Group whose President is Dane West. The services include consulting to the Company's chief executive officer in areas including planning, merger, acquisition, restructuring, cost reductions, and management growth. Mr. West's compensation includes a monthly cash retainer of $3,500, a bonus of $7,000 for prior services provided by Mr. West to the Company and 4,500 common stock options that vest quarterly over the three-year term of the agreement. Mr. West agreed to join the Company's Board of Directors effective April 24, 2001.

      On April 24, 2001, the Company granted options to purchase shares at $10.00 per share in connection with no-interest loans or amounts that were guaranteed for the Company. These options vested at the grant date. Options were granted to Donald W. Sapaugh of 10,000 shares, Morris Chapman of 2,000 shares, Hunter M. A. Carr of 3,000 shares, and Victoria Carr of 1,000.

      The Company maintains an office space lease from a company controlled by Hunter M.A. Carr, a director of the Company. Management believes that the rent paid by the Company is consistent with market rates for similar office space. The Company moved from this facility in January 2001.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 1, 2001, presented with the effect of the fifty to one (50:1) reverse stock split effective December 28, 2001, by (1) each person (group) to the knowledge of the Company that may be deemed to be beneficial owners of more than 5% of our outstanding common stock,
(2) each current director, (3) each current named executive officer, and (4) all current directors and current named executive officers as a group. Except as otherwise noted, the address for each owner is in care of iExalt, Inc., 12000 Aerospace Ave., Suite 375, Houston, Texas 77034. Certain of the shares listed below are deemed to be owned beneficially by more than one stockholder under SEC rules.

                                                                                          SHARES       PERCENT
                                                                                       BENEFICIALLY       OF
                                                                                         OWNED (1)      CLASS
                                                                                     ---------------  ---------
    DIRECTORS AND EXECUTIVE OFFICERS
    ---------------------------------
    Donald W. Sapaugh                                                                      75,253        4.7%
    Hunter M. A. Carr                                                                     113,115        7.1%
    Victoria R. A. Carr (3)                                                               113,115        7.1%
    Morris H. Chapman (4)                                                                  71,674        4.5%
    Dane B. West                                                                            3,250        (2)
    Raymond Corson                                                                          2,500        (2)
    James A. Ryffel                                                                         3,740        (2)
    Russell Ivy                                                                             8,974        (2)
    Chris L. Sisk                                                                           8,974        (2)

    Directors and Executive Officers as a Group (9 persons)(5)                            287,480       18.0%


    5% BENEFICIAL OWNERS
    ---------------------
    Woodcrest Capital II Limited Partnership
    313 S. University Drive
    Suite 600
    Fort Worth, TX 76109                                                                  276,264       17.3%

    Tempus Fund, LLC
    2550 One Riverway
    Houston, TX 77056                                                                     104,448        6.5%

    Travin Partners, LLLP
    5433 Westheimer
    Suite 500
    Houston, TX 77056                                                                     110,714        6.9%

    Jack I. Tompkins (6)
    711 Louisiana
    Suite 1740
    Houston, TX 77002                                                                      92,750        5.8%



(1) Includes both outstanding shares of Common Stock and shares of Common Stock such person has the right to acquire within 60 days after November 1, 2001 by exercise of outstanding stock options or warrants. Shares subject to exercisable stock options or warrants include 10,000 for Mr. Sapaugh; 11,000 for Mr. Carr; 8,000 for Mr. Chapman; 1,750 for Mr. West; 1,000 for Mr. Corson; and 1,000 for Mr. Ryffel; 156,250 for Woodcrest Capital; 10,000 for Tempus Fund; 10,000 for Travin Partners, LLLP; and 9,000 for Mr. Tompkins.

(2)   Less than 1%.

(3) Includes 113,115 shares owned by Mr. Carr, the spouse of Ms. Carr, as to which Ms. Carr disclaims beneficial ownership.

(4) Includes 27,000 shares owned by Sarah F. Chapman, the spouse of Mr. Chapman, as to which Mr. Chapman disclaims beneficial ownership.

(5) Excludes 113,115 shares owned by Mr. Carr, the spouse of Ms. Carr, as to which Ms. Carr disclaims beneficial ownership.

(6)   As reported on Form 4 filed in October, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent (10%) of any class of equity security to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and any written representations from reporting persons, the Company believes that the directors, executive officers, and greater than ten percent (10%) beneficial owners were current with applicable filings required during the fiscal year ended August 31, 2001.


                                  PROPOSAL TWO
                  APPROVAL TO INCREASE AUTHORIZED COMMON SHARES

      The stockholders are asked to approve an amendment to the Company's Articles of Incorporation to increase of the number of authorized common shares, par value of five cents ($0.05) to 100,000,000 shares.

      The proposed amendment will provide authorized and unissued shares of the Company's common stock for issuance in connection with conversion of outstanding options and warrants, sale of equity securities, employee benefit plans, acquisitions and other general corporate purposes. The availability of authorized and unissued shares could also be used in connection with the defense of an unsolicited attempt to acquire control of the Company through the private placement of additional shares with selected stockholders or in connection with a stockholder rights plan. The existence of a significant number of authorized and unissued shares of common stock could discourage a potential purchaser from making an unsolicited offer to purchase control of the Company.

      Adoption of Proposal Two requires approval by the holders of a majority of the common shares entitled to vote at the annual meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES, PAR VALUE OF FIVE CENTS ($0.05) TO 100,000,000 SHARES.

                                 PROPOSAL THREE
                     AMENDMENT TO THE 1998 STOCK OPTION PLAN

      iExalt maintains a 1998 Stock Option Plan (the "Employees' Plan") under which it may grant options, stock appreciation rights, restricted stock grants, and/or performance stock grants covering an aggregate of up to 20,000 shares (after giving effect to the 50:1 reverse split effective December 28, 2001) of common stock to employees and consultants of iExalt. The recipients, number, type, price, duration and other terms of options, stock appreciation rights or grants under the Employees' Plan are determined by the Compensation Committee of the Board of Directors. As of the date of these Proxy Materials, the following benefits were outstanding under the Employees' Plan:


          NAME OR GROUP                     UNITS AND TYPE      EXERCISE PRICE
         ---------------                   -----------------   ----------------
      Donald W. Sapaugh                           -0-                 -
      Russell Ivy                                 -0-                 -
      Chris L. Sisk                               -0-                 -

      All Executive Officers as a Group           -0-                 -

      Non-executive Directors as a Group          -0-                 -

      Non-executive Employees as a Group     14,010 Options       $90/share


      The Employees' Plan may be amended by our Board of Directors but any amendment that requires stockholder approval for the Employees' Plan to qualify under Rule 16b-3 under the Securities Exchange Act of 1934, or to qualify as an "Incentive Stock Option" plan under the Internal Revenue Code of 1986, as amended, must be authorized by our stockholders if it would (a) increase the number of shares of common stock subject to the Employees' Plan; (b) change the eligibility requirements under the Employees' Plan; or (c) increase the benefits to participants under the Employees' Plan.

      The stockholders are asked to approve the amendment to the Employees' Plan so that the maximum total of stock option grants available to be issued from the plan will equal five percent (5%) of the authorized common shares.

      Adoption of Proposal Three requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE EMPLOYEES' PLAN.

                                  PROPOSAL FOUR
                  AMENDMENT OF THE DIRECTORS' STOCK OPTION PLAN

      The Company maintains a Directors' Stock Option (the "Directors' Plan") under which options to purchase an aggregate of up to 16,000 shares (after giving effect to the 50:1 reverse split effective December 28, 2001) of common stock are granted to persons from time to time serving on the Board of Directors of the Company. Under the Directors' Plan, each director receives an option to purchase 500 post-split shares of common stock. In addition, directors serving on a committee of the Board of Directors receive an option to purchase 40 post-split shares for each committee on which he or she serves and an option to purchase 60 post-split shares for serving on the Executive Committee of the Board of Directors. All options are granted as of September 1 of each year, are exercisable at the last trade price of the common stock on the day before the grant, and have a term of five years from the date of grant. The terms of the Directors' Plan may not be amended without stockholder consent to (a) increase the number of shares subject to the Directors' Plan; (b) increase the benefits accruing to directors under the Directors' Plan: or (c) change the qualifications for participation in the Directors' Plan.

      As of the date of this Proxy Statement, there are no outstanding options under the Directors' Plan.

      The stockholders are asked to approve an amendment to the Directors' Plan so that the maximum total of stock option grants available to be issued from the plan will equal one percent (1%) of the authorized common shares and so that stock option grants for each Director totals 5,000 shares annually.

      Adoption of Proposal Four requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE DIRECTORS' PLAN.


                                  PROPOSAL FIVE
                    RATIFICATION OF SELECTION OF ACCOUNTANTS

      The stockholders are asked to ratify the appointment by the board of directors of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2002. The selection was based upon the recommendation of our board of directors.

      FEES AND INDEPENDENCE

      During fiscal 2001, the Company paid the following fees to Harper & Pearson Company:

          AUDIT FEES:                               $131,463

          FINANCIAL INFORMATION SYSTEMS
          DESIGN AND IMPLEMENTATION
          FEES:                                           -0-

          ALL OTHER FEES:                              2,299

The Audit Committee of the Board of Directors has determined that the provision of services relating to financial information systems design and implementation and other non-audit services is compatible with maintaining the independence of Harper & Pearson Company.

      Representatives of Harper & Pearson Company will be available by teleconference at the annual meeting to respond to appropriate questions from stockholders and to make a statement if they desire.

      Adoption of Proposal Five requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HARPER & PEARSON COMPANY AS INDEPENDENT AUDITORS FOR THE YEAR ENDED AUGUST 31, 2002.


                              STOCKHOLDER PROPOSALS

      To be included in the proxy statement, any proposals of holders of our common stock intended to be presented at the next annual meeting of stockholders must be received by us, addressed to our Secretary, 12000 Aerospace Ave., Suite 375, Houston, Texas, 77034, no later than October 16, 2002, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

      Any holder of our common stock desiring to bring business before the next annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by us, addressed to our Secretary, 12000 Aerospace Ave., Suite 375, Houston, Texas 77034, no later than December 30, 2002.

                                 OTHER BUSINESS

      We know of no other business that will be presented at the annual meeting. If other matters requiring a vote of the stockholders properly come before the annual meeting, the persons authorized under the proxies will vote and act according to their best judgment.

                                  ANNUAL REPORT

      We have provided without charge a copy of our annual report on Form 10-KSB as filed with the SEC (excluding exhibits) to stockholders for fiscal year 2001 to each person being solicited by this proxy statement. UPON THE WRITTEN REQUEST BY ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, WE WILL PROVIDE THE EXHIBITS TO THE FORM 10-KSB, FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED. All such requests should be directed to: Corporate Secretary, iEXALT, Inc., 12000 Aerospace Ave., Suite 375, Houston, Texas, 77034.


                       DOCUMENTS INCORPORATED BY REFERENCE

      The following information is incorporated into these Proxy Materials by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001:


        ITEM
       NUMBER                        DESCRIPTION
      --------                      --------------

         6       Management's Discussion and Analysis or Plan of Operations

         7       Financial Statements

         8 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

                                   APPENDIX A

                                  IEXALT, INC.
                             AUDIT COMMITTEE CHARTER


The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by:

1. Reviewing the financial statements and other financial and related information of the Company provided to security holders, the public, or any governmental body;

2. Reviewing the Company's system of internal controls, regarding finance, accounting and legal compliance that management and the Board have established; and

3. Reviewing and evaluating the independence and performance of the independent accountant.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities set for under the sections of the charter captioned "Financial Matters," "Auditing and Accounting," and "Legal Matters." In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent accountants, the internal auditors and the financial management of the Company.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of who shall be independent non-executive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment.

      Directors with any of the following relationships will not be considered independent:

      1. Employees: a director who has been employed by the Company or any of its affiliates for the current year or any of the past three years. (An "affiliate" includes a subsidiary, sibling company, predecessor, parent company or former parent company of the Company);

      2. Business Relationship: (a) a director accepting any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation, or (b) a director being a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

      3. Cross Compensation Committee Link: a director who is employed as an executive of another company where any of the Company's executive serves on that entity's compensation committee; or

      4. Immediate Family: a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, daughter-in-law and anyone who resides in such person's home.

All members of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and may request any officer or employee of the Company or the Company's insider or outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall discuss the matters addressed at each committee meeting with the Board.

CHARTER

1. Review and re-assess the adequacy of this Charter annually and recommend any proposed changes in the Charter to the Board for approval.

2. Publish this Charter at least once every three years in accordance with the regulations of the Securities and Exchange Commission.

FINANCIAL MATTERS

1. Review the financial statements contained in the annual report to stockholders or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants, with management and the independent accountants.

2. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q. The Chair of the Audit Committee may represent the entire committee for purposes of this review.

3. Review with management, the independent accountants and internal auditors significant risks and exposures, the steps to monitor and control such risks and exposures, audit activities and significant audit findings.

4. Review with management, the independent accountants and internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

AUDITING AND ACCOUNTING

1. Meet with the independent accountants and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

2. Because the independent accountants for the Company are ultimately accountable to the Board and the Audit Committee, the Audit Committee and Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

3. Require the independent accountants to submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is also responsible for actively engaging in a dialog with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board take appropriate action in response to the accountants' report to satisfy itself of the independent accountants' independence.

4. Review the appointment and replacement of any senior internal auditing executive.

5. Review the significant reports to management prepared in connection with internal audits and management's responses.

6. Review with the independent accountants any problems or difficulties the accountants may have encountered and any management letter provided by the accountants and the Company's response to that letter. Such review should include:

      a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

      b.    Any changes required in the planned scope of the internal audit.

      c.    The internal audit responsibilities, budget and staffing.

LEGAL MATTERS

Review with the Company's General Counsel and outside legal counsel matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

EXECUTIVE SESSIONS

Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent accountants in separate executive sessions.

                                  IEXALT, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
           THE 2002 ANNUAL MEETING OF STOCKHOLDERS ON MARCH 22, 2002


      The undersigned stockholder of iEXALT, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Official Notice of Annual Meeting of Stockholders, dated February 18, 2002, and hereby appoints Don W. Sapaugh and Chris L. Sisk, and each of them, as his, her or its proxies and attorneys-in-fact, with full power of substitution for each, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of the Company, to be held on Friday, March 22, 2002, at 8:00 a.m., Central Standard Time, at the offices of the Company, 12000 Aerospace Ave., Suite 375, Houston, Texas, 77034, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

      1. Proposal to elect Donald W. Sapaugh, Hunter M. A. Carr, Victoria R. A. Carr, Morris H. Chapman, Dane B. West, Raymond Corson, and James D. Ryffel to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

      IF THERE IS ANY INDIVIDUAL DIRECTOR WITH RESPECT TO WHOM YOU DESIRE TO WITHHOLD YOUR CONSENT, YOU MAY DO SO BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME.


         [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN

   2. Proposal to approve the increase of the number of authorized common shares, par value of five cents ($0.05) to 100,000,000 shares.


         [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN

   3. Proposal to amend the 1998 Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal five percent (5%) of the authorized common shares.


         [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN

   4. Proposal to amend the Directors' Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal one percent (1%) of the authorized common shares and so that stock option grants for each Director totals 5,000 shares annually.


         [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN

   5. Proposal to ratify the appointment by the Board of Directors of Harper & Pearson Company as independent auditors of the Company for the fiscal year ending August 31, 2002.


         [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN


      In their discretion, the proxies are authorized to vote upon such other matter(s) that may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF ALL SEVEN OF THE DIRECTOR NOMINEES, (2) FOR THE INCREASE OF THE NUMBER OF AUTHORIZED COMMON SHARES, PAR VALUE OF FIVE CENTS ($0.05) TO 100,000,000 SHARES, (3) FOR THE AMENDMENT OF THE 1998 STOCK OPTION PLAN, (4) FOR THE AMENDMENT OF THE DIRECTORS' STOCK OPTION PLAN, AND (5) FOR THE RATIFICATION OF THE APPOINTMENT BY THE COMPANY'S BOARD OF DIRECTORS OF HARPER & PEARSON COMPANY AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2002.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


Dated:  __________________



__________________________
Signature


__________________________
Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly to:


            Atlas Stock Transfer Corporation
            5899 South State Street
            Salt Lake City, UT 84107


Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).